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                                                                     EXHIBIT 4.7
                             [FORM OF CERTIFICATE]

                       SEE RESTRICTIVE LEGEND ON REVERSE


               INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON

No. C-1
    ---
                                                             119,106 SHARES
                                                        Series C Preferred Stock

                              KEY TECHNOLOGY, INC.

                            Series C Preferred Stock


        THIS CERTIFIES THAT FMC CORPORATION is the record holder of 119,106 fully paid and nonassessable Shares of Series C Preferred Stock, $.01 par value, of KEY TECHNOLOGY, INC. transferable only on the Books of the Company by the holder hereof in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile signatures of Company's duly authorized officers.

Dated



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SECRETARY                                     CHAIRMAN & CHIEF EXECUTIVE OFFICER



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                     [FORM OF REVERSE SIDE OF CERTIFICATE]

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NO SALE, TRANSFER OR OTHER DISPOSITION OF THE SHARES OR ANY PART THEREOF MAY BE MADE EXCEPT PURSUANT TO A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT OR AFTER HAVING PROVIDED THE CORPORATION WITH AN OPINION OF COUNSEL, IN FORM AND FROM COUNSEL ACCEPTABLE TO THE CORPORATION, THAT SUCH SALE, TRANSFER OR DISPOSITION IS PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER FEDERAL AND STATE SECURITIES LAWS.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF ANY CLASS TOGETHER WITH THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.